UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                 January 5, 2009


                         United States Steel Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

       600 Grant Street, Pittsburgh, PA              15219-2800
      ----------------------------------             ----------
       (Address of principal executive               (Zip Code)
                   offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

U. S. Steel Tubular Products, Inc., a subsidiary of United States Steel Corporation, announced today that it will exit the drawn-over-mandrel (DOM) tubular products business and close the DOM lines at its Texas Operations Division in Lone Star, Texas. This will result in a pre-tax charge of approximately $25 million in the fourth quarter of 2008. A copy of the press release in substantially the form released is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

     (d)  Exhibits

          99.1 Press Release titled "U. S. Steel Tubular Products to Exit Drawn-over-Mandrel Tubular Products Business"


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Larry G. Schultz
     ---------------------------
     Larry G. Schultz
     Senior Vice President & Controller



Dated:  January 5, 2009